Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Iovance Biotherapeutics, Inc. (the “Company”) for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Frederick G. Vogt, PhD., Esq, Interim Chief Executive Officer and President, and General Counsel, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2021	By:	/s/ Frederick G. Vogt, PhD., Esq
Frederick G. Vogt, PhD., Esq
Interim Chief Executive Officer and President, and General Counsel (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.